[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report

August 31, 2002

CBA Money Fund

www.mlim.ml.com

CBA Money Fund
Dear Shareholder:

For the six-month period ended August 31, 2002, CBA Money Fund paid shareholders a net annualized dividend of 1.26%.* The Fund's 7-day yield as of August 31, 2002 was 1.01%.

The average portfolio maturity for CBA Money Fund at August 31, 2002 was 57 days, compared to 66 days at February 28, 2002.

The Environment

By August 31, 2002, the U.S. economy appeared to be on track for growth of roughly 3%, as second quarter growth seems to have moderated significantly following robust gains in the first quarter of 2002. The final revision for first quarter gross domestic product growth (GDP) was 5%, but based on the initial estimate, GDP grew at only 1.1% for the second quarter of 2002. The U.S. consumer supported GDP growth during the first half of the year, but this trend may be showing signs of strain. In August 2002, equity markets recovered some of their steep losses incurred during July, but that trend has most recently begun to reverse, posing a continued threat to consumer confidence. A pullback in spending over the next few months may heighten speculation that we might see a double-dip recession. However, triggered by lower interest rates, the housing market remains robust as housing starts, new home sales and the Mortgage Refinance Index have all continued to grow at above-average levels. Signs of an improving economy are in place, even though the equity markets are still under stress.

The effect of economic data has been muted in light of other events that have been of greater importance to the market. The short end of the U.S. Treasury market has been subject to a safe haven trade over the past few months. The accumulation of evidence revealing a widespread misuse of accounting rules on the part of corporations has taken a toll in the corporate bond and equity markets. In addition, the ongoing U.S. conflict with Iraq, the threat of war between India and Pakistan and the continuing threat of terrorism in the United States have tended to cause a crisis of confidence with investors. The value of the U.S. dollar has eroded since March 2002, and the price of gold has moved higher. These are all worrisome factors to the Federal Open Market Committee, but Federal Reserve Board Chairman Alan Greenspan's last address to Congress was fairly upbeat on the course of economic recovery. Absent any signs of inflationary pressures, investors are speculating at this time that the Federal Reserve Board will not act to raise interest rates until next year.

Portfolio Matters

Although our duration has been in a fairly conservative range of 50 days-60 days for most of the year, it has been consistently more aggressive than our peers. Over the last few months we have trended toward the lower end of this range, anticipating the end of the easing cycle. We have remained biased toward U.S. Treasury and agency issues because of their superior liquidity. Despite the added premium, this strategy proved valuable as volatile equity markets created numerous short-term trading opportunities necessitating the participation in highly liquid issues.

In March 2002, the yield curve out to one year was steeper by 90 basis points (0.90%), giving us the opportunity to purchase fixed money market issues at attractive yields that offered interest rate protection even in a scenario of rising interest rates. We continued to look for additional yield in longer securities (ranging from six months out to one year) during the period, even though the short yield curve has been essentially flat since March. At current levels, with no yield enhancement past one month, these longer money market trades are no longer attractive. Recently, amid this drastically different yield-curve environment, we have become increasingly involved in callable agency paper. Two-year volatility reached all-time highs at 53 basis points, compared to a one-year low of 21 and a one-year average of 30. We believed the premiums we received by

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

selling these imbedded call options created valuable investment opportunities, especially given the inversion of the London Interbank Offered Rate curve in the front end. This scenario enabled us to generate yield that was otherwise unavailable for the higher-quality credits that we were primarily focused on in this extremely credit-sensitive environment. At these volatility levels, callable bonds have superior option adjusted spreads in addition to their higher coupons. We expect that the additional yield should prove beneficial as we anticipate at least a neutral Federal Reserve Board monetary policy for some time.

The portfolio's composition at the end of the August period and as of our last report is as follows:

                                                          8/31/02       2/28/02
                                                          -------       -------
Bank Notes .........................................         3.6%          4.6%
Certificates of Deposit ............................         1.9           1.4
Certificates of Deposit--
   European ........................................         2.1           3.4
Certificates of Deposit--Yankee+ ...................         7.6          13.1
Commercial Paper ...................................        32.4          11.2
Corporate Notes ....................................         0.4           0.3
Funding Agreements .................................         9.1          10.7
Medium-Term Notes ..................................        13.0          18.1
Repurchase Agreements ..............................         0.5           0.8
U.S. Government & Agency
   Obligations--Discount Notes .....................          --           4.9
U.S. Government & Agency
   Obligations--Non-Discount
   Notes ...........................................        30.8          33.2
Liabilities in Excess of
   Other Assets ....................................        (1.4)         (1.7)
                                                           -----         -----
Total ..............................................       100.0%        100.0%
                                                           =====         =====

+     U.S. branches of foreign banks.

In Conclusion

We appreciate your continued support of CBA Money Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Richard J. Mejzak

Richard J. Mejzak
Vice President and Portfolio Manager

September 30, 2002

CBA Money Fund
Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Kevin J. McKenna--Senior Vice President
Richard J. Mejzak--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CBA account, call (800) 247-6400.

CBA Money Fund
Schedule of Investments as of August 31, 2002                     (in Thousands)

                                                  Face            Interest      Maturity
Issue                                            Amount             Rate*         Date          Value
------------------------------------------------------------------------------------------------------
                                           Bank Notes--3.6%
------------------------------------------------------------------------------------------------------
Fleet National Bank                              $10,000            2.01+%      7/31/2003     $ 10,001
------------------------------------------------------------------------------------------------------
National City Bank of                              4,000            1.84+       5/23/2003        4,003
Indiana
------------------------------------------------------------------------------------------------------
Total Bank Notes (Cost--$14,021) ........................................................       14,004
------------------------------------------------------------------------------------------------------
                                     Certificates of Deposit--1.9%
------------------------------------------------------------------------------------------------------
National City Bank of                              7,500           3.603        9/06/2002        7,503
Indiana
------------------------------------------------------------------------------------------------------
Total Certificates of Deposit (Cost--$7,502) ............................................        7,503
------------------------------------------------------------------------------------------------------
                                Certificates of Deposit--European--2.1%
------------------------------------------------------------------------------------------------------
Barclays Bank PLC,                                 5,000            2.11        6/30/2003        5,013
London
------------------------------------------------------------------------------------------------------
Bayerische Hypo- und                               3,000            1.80       10/17/2002        3,000
Vereinsbank AG, London
------------------------------------------------------------------------------------------------------
Total Certificates of Deposit--European
(Cost--$7,997) ..........................................................................        8,013
------------------------------------------------------------------------------------------------------
                                 Certificates of Deposit--Yankee--7.6%
------------------------------------------------------------------------------------------------------
Bayerische Hypo- und                              15,000           3.595        9/23/2002       15,018
Vereinsbank AG,
New York
------------------------------------------------------------------------------------------------------
Merita Bank PLC,                                   2,000            2.58       11/26/2002        2,004
New York
------------------------------------------------------------------------------------------------------
SwedBank Inc.,                                     3,000           1.728+       6/20/2003        2,999
New York
------------------------------------------------------------------------------------------------------
UBS AG, Stanford                                   7,500           3.638        9/27/2002        7,511
                                                   1,760            2.78        3/24/2003        1,770
------------------------------------------------------------------------------------------------------
Total Certificates of Deposit--Yankee
(Cost--$29,262) .........................................................................       29,302
------------------------------------------------------------------------------------------------------
                                        Commercial Paper--32.4%
------------------------------------------------------------------------------------------------------
Amsterdam Funding                                 15,946            1.77        9/04/2002       15,942
Corp.
------------------------------------------------------------------------------------------------------
Aspen Funding Corp.                                5,000            1.75        9/20/2002        4,995
------------------------------------------------------------------------------------------------------
Bills Securitization Ltd.                          3,000            1.82        9/10/2002        2,998
------------------------------------------------------------------------------------------------------
Blue Ridge Asset                                   5,000            1.75        9/19/2002        4,995
Funding Corp.                                      5,000            1.76        9/25/2002        4,994
------------------------------------------------------------------------------------------------------
Delaware Funding                                   3,190            1.73        9/09/2002        3,188
Corp.                                              7,600            1.77        9/23/2002        7,591
------------------------------------------------------------------------------------------------------
Electronic Data
System Corporation                                 4,800            1.78        9/20/2002        4,795
------------------------------------------------------------------------------------------------------
Falcon Asset                                       7,000            1.75        9/23/2002        6,992
Securitization
------------------------------------------------------------------------------------------------------
Morgan Stanley,                                    2,500           1.893+       2/19/2003        2,500
Dean Witter & Co.
------------------------------------------------------------------------------------------------------
National Australia                                 1,000            1.90       12/06/2002          995
Funding (Delaware)
Inc.
------------------------------------------------------------------------------------------------------
Old Line Funding Corp.                             6,765            1.72        9/03/2002        6,764
                                                   9,000            1.75        9/27/2002        8,988
------------------------------------------------------------------------------------------------------
Park Avenue                                        6,000            1.85        9/03/2002        5,999
Receivables Corp.                                  7,000            1.75        9/19/2002        6,993
                                                   3,649            1.76        9/27/2002        3,644
------------------------------------------------------------------------------------------------------
Salomon, Smith Barney                             10,000            1.75+       5/08/2003       10,000
Holdings, Inc.
------------------------------------------------------------------------------------------------------
Sheffield Receivables                              2,000            1.75        9/06/2002        1,999
Corporation                                        5,312            1.75        9/19/2002        5,307
------------------------------------------------------------------------------------------------------
Tulip Funding Corporation                          5,000            1.75        9/16/2002        4,996
------------------------------------------------------------------------------------------------------
Windmill Funding Corp.                             7,000            1.75        9/05/2002        6,998
                                                   3,452            1.73        9/12/2002        3,450
------------------------------------------------------------------------------------------------------
Total Commercial Paper
(Cost--$125,123) ........................................................................      125,123
------------------------------------------------------------------------------------------------------
                                         Corporate Notes--0.4%
------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              1,500           4.878+       6/01/2003        1,531
------------------------------------------------------------------------------------------------------
Total Corporate Notes (Cost--$1,526) ....................................................        1,531
------------------------------------------------------------------------------------------------------
                                       Funding Agreements--9.1%
------------------------------------------------------------------------------------------------------
Jackson National Life                             15,000           1.919+       5/01/2003       15,000
Insurance Co.
------------------------------------------------------------------------------------------------------
Monumental Life                                   10,000           1.964+       2/14/2003       10,000
Insurance Company
------------------------------------------------------------------------------------------------------
New York Life                                     10,000           1.899+       5/30/2003       10,000
Insurance Company
------------------------------------------------------------------------------------------------------
Total Funding Agreements
(Cost--$35,000) .........................................................................       35,000
------------------------------------------------------------------------------------------------------
                                       Medium-Term Notes--13.0%
------------------------------------------------------------------------------------------------------
Bank of Scotland PLC                              25,000            1.86       10/10/2002       25,002
------------------------------------------------------------------------------------------------------
The CIT Group                                      3,000            2.04+       9/13/2002        2,996
Holdings, Inc.
------------------------------------------------------------------------------------------------------
Credit Suisse First                               11,000            2.00+      12/12/2002       11,002
Boston Inc.
------------------------------------------------------------------------------------------------------
Credit Suisse First                                3,000           2.113+      11/25/2002        3,001
Boston USA Inc.
------------------------------------------------------------------------------------------------------
Goldman Sachs                                      2,000           2.343+       3/03/2003        2,005
Group, Inc.                                        5,000            2.11+       9/12/2003        5,000
------------------------------------------------------------------------------------------------------
National Rural                                     1,000           2.023+      12/02/2002        1,000
Utilities Cooperative
Finance Corp.
------------------------------------------------------------------------------------------------------
Total Medium-Term Notes (Cost--$50,014) .................................................       50,006
------------------------------------------------------------------------------------------------------

CBA Money Fund
Schedule of Investments as of August 31, 2002 (concluded)         (in Thousands)

                                                  Face            Interest      Maturity
Issue                                            Amount             Rate*         Date          Value
------------------------------------------------------------------------------------------------------
                                U.S. Government & Agency Obligations--
                                       Non-Discount Notes--30.8%
------------------------------------------------------------------------------------------------------
Fannie Mae                                       $13,000            1.69+%     12/05/2002     $ 12,999
                                                  12,000           4.625        5/15/2003       12,241
                                                   7,000           1.638+       6/09/2003        6,997
                                                   1,250            4.00        8/15/2003        1,276
                                                  15,000           1.693+       1/16/2004       14,995
                                                   2,000            3.75        5/12/2004        2,026
                                                   1,000            2.46        8/19/2004        1,003
                                                   5,000            2.80        9/03/2004        5,023
------------------------------------------------------------------------------------------------------
Federal Farm                                      10,000           1.704+      10/01/2003        9,995
Credit Bank                                        2,500            1.64+      11/14/2003        2,499
                                                   3,000            1.67+      12/24/2003        2,999
                                                   2,000            1.75+       2/23/2004        1,999
                                                   1,500            1.69+       3/01/2004        1,499
                                                   7,000           1.724+       6/21/2004        6,999
------------------------------------------------------------------------------------------------------
Federal Home                                       5,000           1.668+       3/06/2003        4,999
Loan Bank                                          3,000           1.665+       3/21/2003        2,999
                                                  10,000           1.727+       9/15/2003       10,000
                                                   2,300            1.69+      12/29/2003        2,300
                                                   2,200           1.695+       1/02/2004        2,199
------------------------------------------------------------------------------------------------------
Federal Home Loan                                  3,000            2.50        8/20/2004        3,005
Mortgage Corporation
------------------------------------------------------------------------------------------------------
Student Loan                                      10,000           1.881+       2/12/2004        9,997
Marketing Association
------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                                1,000            2.25        7/31/2004        1,002
------------------------------------------------------------------------------------------------------
Total U.S. Government & Agency
Obligations--Non-Discount Notes
(Cost--118,856) .........................................................................      119,051
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                     Repurchase Agreements**--0.5%
------------------------------------------------------------------------------------------------------
 Face
Amount                         Issue
------------------------------------------------------------------------------------------------------
$2,013         J.P. Morgan Securities Inc.,
               purchased on 8/30/2002 to yield 1.88%
               to 9/03/2002 .............................................................        2,013
------------------------------------------------------------------------------------------------------
Total Repurchase Agreements
(Cost--$2,013) ..........................................................................        2,013
------------------------------------------------------------------------------------------------------
Total Investments (Cost--$391,314)--101.4% ..............................................      391,546
Liabilities in Excess of Other Assets--(1.4%) ...........................................       (5,277)
                                                                                              --------
Net Assets--100.0% ......................................................................     $386,269
                                                                                              ========
======================================================================================================

 +    Variable rate notes.
 * Commercial Paper and certain U.S. Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are those in effect at August 31, 2002.
** Repurchase Agreements are fully collateralized by U.S. Government & Agency Obligations.

      See Notes to Financial Statements.

CBA Money Fund
Statement of Assets and Liabilities as of August 31, 2002

Assets:
Investments, at value (identified cost--$391,313,822*) .................................                    $391,545,670
Interest receivable ....................................................................                       1,803,913
Prepaid registration fees and other assets .............................................                         127,010
                                                                                                            ------------
Total assets ...........................................................................                     393,476,593
                                                                                                            ------------
Liabilities:
Payables:
   Securities purchased ................................................................     $6,499,329
   Distributor .........................................................................        164,226
   Investment adviser ..................................................................        152,706        6,816,261
                                                                                             ----------
Accrued expenses and other liabilities .................................................                         391,664
                                                                                                            ------------
Total liabilities ......................................................................                       7,207,925
                                                                                                            ------------
Net Assets .............................................................................                    $386,268,668
                                                                                                            ============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized ...                    $ 38,603,682
Paid-in capital in excess of par .......................................................                     347,433,138
Unrealized appreciation on investments--net ............................................                         231,848
                                                                                                            ------------
Net Assets--Equivalent to $1.00 per share based on 386,036,821 shares of beneficial
interest outstanding ...................................................................                    $386,268,668
                                                                                                            ============

* Cost for Federal income tax purposes. As of August 31, 2002, net unrealized appreciation for Federal income tax purposes amounted to $231,848, of which $259,001 related to appreciated securities and $27,153 related to depreciated securities.

      See Notes to Financial Statements.

CBA Money Fund
Statement of Operations for the Six Months Ended August 31, 2002

Investment Income:
Interest and amortization of premium and discount earned ...                    $4,997,104

Expenses:
Investment advisory fees ...................................     $1,150,178
Transfer agent fees ........................................        543,103
Distribution fees ..........................................        282,997
Accounting services ........................................         52,971
Printing and shareholder reports ...........................         47,664
Professional fees ..........................................         42,562
Registration fees ..........................................         25,385
Trustees' fees and expenses ................................         23,462
Custodian fees .............................................         12,234
Pricing expenses ...........................................          1,465
Other ......................................................          7,187
                                                                 ----------
Total expenses .............................................                     2,189,208
                                                                                ----------
Investment Income--Net .....................................                     2,807,896
                                                                                ----------
Realized Gain on Investments--Net ..........................                       121,864
Change in Unrealized Appreciation on Investments--Net ......                      (247,965)
                                                                                ----------
Total Realized and Unrealized Loss on Investments--Net .....                      (126,101)
                                                                                ----------
Net Increase in Net Assets Resulting from Operations .......                    $2,681,795
                                                                                ==========

See Notes to Financial Statements.

CBA Money Fund
Statements of Changes in Net Assets

                                                                                      For the Six           For the
                                                                                      Months Ended         Year Ended
Increase (Decrease) in Net Assets:                                                  August 31, 2002    February 28, 2002
------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .........................................................     $   2,807,896      $    27,732,655
Realized gain on investments--net ..............................................           121,864              262,187
Change in unrealized appreciation on investments--net ..........................          (247,965)          (1,941,150)
                                                                                     -------------      ---------------
Net increase in net assets resulting from operations ...........................         2,681,795           26,053,692
                                                                                     -------------      ---------------
Dividends & Distributions to Shareholders:
Investment income--net .........................................................        (2,807,896)         (27,732,655)
Realized gain on investments--net ..............................................          (121,864)            (262,187)
                                                                                     -------------      ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders ................................................................        (2,929,760)         (27,994,842)
                                                                                     -------------      ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ...............................................        95,825,679          138,391,142
Net asset value of shares issued to shareholders in reinvestment of dividends
and distributions ..............................................................         2,931,123           27,909,974
                                                                                     -------------      ---------------
                                                                                        98,756,802          166,301,116
Cost of shares redeemed ........................................................      (252,909,013)        (823,240,954)
                                                                                     -------------      ---------------
Net decrease in net assets derived from beneficial interest transactions .......      (154,152,211)        (656,939,838)
                                                                                     -------------      ---------------
Net Assets:
Total decrease in net assets ...................................................      (154,400,176)        (658,880,988)
Beginning of period ............................................................       540,668,844        1,199,549,832
                                                                                     -------------      ---------------
End of period ..................................................................     $ 386,268,668      $   540,668,844
                                                                                     =============      ===============

See Notes to Financial Statements.

CBA Money Fund
Financial Highlights

The following per share data and                                           For the
ratios have been derived from information       For the Six              Year Ended                For the          For the
provided in the financial statements.           Months Ended            February 28,              Year Ended       Year Ended
                                                 August 31,       -------------------------      February 29,     February 28,
Increase (Decrease) in Net Asset Value:             2002            2002            2001             2000             1999
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ........     $   1.00        $   1.00       $     1.00       $     1.00       $     1.00
                                                  --------        --------       ----------       ----------       ----------
    Investment income--net ..................        .0061           .0331            .0567            .0473            .0478
    Realized and unrealized gain (loss) on
    investments--net ........................       (.0002)         (.0020)           .0021           (.0003)          (.0002)
                                                  --------        --------       ----------       ----------       ----------
Total from investment operations ............        .0059           .0311            .0588            .0470            .0476
                                                  --------        --------       ----------       ----------       ----------
Less dividends and distributions:
    Investment income--net ..................       (.0061)         (.0331)          (.0567)          (.0473)          (.0478)
    Realized gain on investments--net .......       (.0003)         (.0003)          (.0001)              --           (.0001)
                                                  --------        --------       ----------       ----------       ----------
Total dividends and distributions ...........       (.0064)         (.0334)          (.0568)          (.0473)          (.0479)
                                                  --------        --------       ----------       ----------       ----------
Net asset value, end of period ..............     $   1.00        $   1.00       $     1.00       $     1.00       $     1.00
                                                  ========        ========       ==========       ==========       ==========
Total Investment Return+ ....................        1.26%*          3.35%            5.83%            5.09%            4.91%
                                                  ========        ========       ==========       ==========       ==========
Ratios to Average Net Assets:
Expenses, net of reimbursement ..............         .95%*           .83%             .75%             .70%             .70%
                                                  ========        ========       ==========       ==========       ==========
Expenses ....................................         .95%*           .83%             .75%             .70%             .73%
                                                  ========        ========       ==========       ==========       ==========
Investment income and realized gain on
investments--net ............................        1.27%*          3.53%            5.67%            4.68%            4.79%
                                                  ========        ========       ==========       ==========       ==========
Supplemental Data:
Net assets, end of period (in thousands) ....     $386,269        $540,669       $1,199,550       $2,425,888       $2,557,289
                                                  ========        ========       ==========       ==========       ==========

*     Annualized
+ If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

      See Notes to Financial Statements.

CBA Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:

CBA Money Fund (the "Fund") is a money market fund whose shares are offered to subscribers to the Capital Builder Account service of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and to subscribers to the Broadcort Capital Account service of Broadcort Capital Corp. ("Broadcort"). Shares may also be purchased by individual investors not subscribing to these services, but such investors will not receive any of the special features offered as a part of such services. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets, .425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .375% of average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which MLPF&S and Broadcort each receive a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund attributable to subscribers to the respective Capital Builder Account and Broadcort Capital Account programs. The MLPF&S distribution fee is to compensate MLPF&S financial advisers and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The Broadcort distribution fee is to compensate selected dealers for activities and services related to the sale, promotion and marketing of shares of the Fund. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S or Broadcort in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended August 31, 2002, the Fund reimbursed FAM $5,058 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Beneficial Interest Transactions:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

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[LOGO] Merrill Lynch  Investment Managers
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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CBA Money Fund
Box 9011
Princeton, NJ
08543-9011

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